Exhibit 10.1(c)
Forward Industries (IN), Inc.
477 Rosemary Ave., St., Suite 219
West Palm Beach, FL 33401
www.forwardindustries.com

April 22, 2019

Forward Industries Asia-Pacific Corporation
10F-5 No. 16, Lane 609
Chung Shin Road, Section 5
San Chung District
New Taipei City, Taiwan, Republic of China
Attention: Mr. Terrance Wise

Dear Terry:

    This documents our understanding regarding the extension of the Term of that certain Buying Agency and Supply Agreement between Forward Industries, Inc. (“Forward”) and Forward Industries (Asia-Pacific) Corporation (“Forward China”) dated September 9, 2015, as amended (the “Agreement”). For good and valuable consideration which is hereby acknowledged, Forward China has agreed to extend the initial Term of the Agreement until October 22, 2019. The extension is effective as of March 8, 2019. Section 8 of the Agreement is hereby amended to reflect the extension of the Term.

    If you are agreeable to the foregoing, please sign below.

Sincerely,

/s/ Michael Matte
Michael Matte, CFO of Forward Industries, Inc.

I hereby agree:

/s/ Terence Wise
Terence Wise, Principal of Forward Industries (Asia-Pacific) Corporation